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                                                                     EXHIBIT 4.3

                            ADAMS LABORATORIES, INC.

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


            THIS AGREEMENT is made as of July 9, 2001, by and among Adams Laboratories, Inc., a Texas corporation (the "Company") and the Persons listed on the signature page(s) attached hereto (together with their successors, assigns and transferees, the "Stockholders")

            Each of the Stockholders is either an existing holder of Series A Preferred Stock, $0.01 par value per share, of the Company and/or is a party to a Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Stockholders who are parties to the Purchase Agreement to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement of even date herewith. Unless otherwise defined in paragraph 8 hereof or elsewhere herein, each capitalized term used herein has the meaning given such term in such Purchase Agreement.

            The parties hereto agree as follows:

            1. Demand Registrations.

                  (a) Requests for Registration. Subject to the terms set forth herein, at any time after the Company has completed a public offering of its equity securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the holders of Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (each, a "Long-Form Registration") and on Form S-2 or S-3 or any similar short-form shelf registration (each, a "Short-Form Registration"). All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) Long-Form Registrations. EGI (or any affiliates, successor, assign or transferee of EGI) and Perseus-Soros Biopharmaceutical Fund, L.P. ("PSBF") shall each be entitled to request up to two Long-Form Registrations, Marquette Venture Partners III, L.P. ("Marquette Investor") (or any successor, assign or transferee of Marquette Investor), Tullis-Dickerson and Merrill Lynch Ventures L.P. 2001 ("Merrill Lynch") (collectively, the "Financial Sponsors") shall each be entitled to request one Long-Form Registration and Talon Opportunity Fund, L.P. ("Talon") shall be entitled to request one Long-Form Registration and the holders of not less than 1,081,031


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shares of Registrable Securities issued pursuant to the Series A Preferred Stock
Purchase Agreement dated as of November 30, 2000 other than Talon shall be entitled to one Long-Form Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the aggregate Registrable Securities requested to be included in such registration; provided however, any Registrable Securities that could otherwise have been sold pursuant to an effective Long-Form Registration but are voluntarily withdrawn from such registration (other than a withdrawal based on or in connection with (i) material adverse information concerning the Company of which such holders were not aware at the time of such request, (ii) the interference of a registration statement related to such offer, sale or distribution of Registrable Securities by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason or (iii) in connection with an event contemplated by Section 4(b)), shall be deemed, for the purpose of Section 8(a) below, as having been sold under an effective registration. The Company shall pay all Registration Expenses in connection with any registration initiated as one of the Long-Form Registrations whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations. The Company agrees to use its best efforts to keep the Long-Form Registration continuously effective for the lesser of 180 days or until all Registrable Securities covered by such Long-Form Registration have been sold.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of at least 25% of the outstanding Registrable Securities then held by the Stockholders shall be entitled to request one Short-Form Registration for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (or any successor or similar provision then in effect). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registration available for the sale of Registrable Securities. A registration shall not count as the one permitted Short-Form Registration until it has become effective, and no registration shall count as the one permitted Short-Form Registration unless the holders of Registrable Securities are able to register and sell at least 82.5% of the aggregate Registrable Securities requested to be included in such registration; provided however, any Registrable Securities that could otherwise have been sold pursuant to an effective Short-Form Registration but are voluntarily withdrawn from such registration (other than a withdrawal based on or in connection with (i) material adverse information concerning the Company of which such holders were not aware at the time of such request, (ii) the interference of a registration statement related to such offer, sale or distribution of Registrable Securities by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason or
(iii) in connection with an event contemplated by Section 4(b)), shall be deemed, for the purpose of Section 8(a) below, as having been sold under an effective registration. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective and whether or not such registration has counted as the one permitted Short-Form Registration. The Company agrees to use its best efforts to keep the Short-Form Registration with respect to the Registrable Securities continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Short-Form Registration have


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been sold pursuant thereto and (ii) the date on which (A) all Registrable
Securities held by holders who are not affiliates of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such holders, are eligible for sale pursuant to Rule 144(k) under the Securities Act and (B) all Registrable Securities, held by each holder who is an affiliate of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such holder, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

                  (d) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, (i) first, the number of Registrable Securities of the holders initially requesting registration requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, (ii) second, the number of Registrable Securities of the other holders requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder, and (iii) third, the number of other securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the Company and the respective holders thereof on the basis of the amount of securities owned by the Company and each such holder. To the extent more than 17.5% of the Registrable Securities so requested to be registered by the holders initially requesting registration are excluded from an offering under Section 1(b) ("Section 1(b) Reload Event"), then such holder shall have the right to one additional Demand Registration under Section 1(b) upon the occurrence of each Section 1(b) Reload Event. To the extent more than 17.5% of the Registrable Securities so requested to be registered by all of the holders requesting registration are excluded from an offering under Section 1(c) ("Section 1(c) Reload Event"), then such holders shall have the right to one additional Demand Registration under Section 1(c) upon the occurrence of each Section 1(c) Reload Event.

                  (e) Restrictions on Demand Registrations. The Company may postpone for up to 60 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its good faith judgment (as certified to the holders by the Chief Executive Officer of the Company) that such Demand Registration should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or any of its Subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such


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registration. The Company may delay a Demand Registration hereunder only once in any 12-month period. The Company will not be obligated to effect any Demand Registration within the 180-day period immediately following the effective date of the Company's initial registered public offering or within the 90-day period immediately following the effective date of any prior Demand Registration in which the holder requesting registration was permitted to register Registrable Securities in connection therewith and no more than 17.5% of the Registrable Securities so requested to be registered by any holder were excluded from such offering.

                  (f) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer any such Demand Registration, subject to the approval of the Company, which approval shall not be unreasonably withheld.

                  (g) Other Registration Rights. In connection with a Short-Form Registration, the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in paragraphs 2(c) and 2(d) hereof.

            2. Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to the Company's initial registered public offering, a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after receipt of the Company's notice.

                  (b) Piggyback Expenses. The Company shall pay all Registration Expenses in all Piggyback Registrations (whether such Registration Expenses are incurred by the Company or the holders of Registrable Securities).

                  (c) Priority on Primary Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell and
(ii) second, the Registrable Securities requested to be included in such registration and any other securities eligible to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

                  (d) Priority on Secondary Registration. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing


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that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within the price range of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, the Registrable Securities requested to be included in such registration and any other securities eligible to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company and must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

            3. Holdback Agreements.

                  (a) Each Stockholder, in the event the Company is issuing its common shares to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering in writing and if such underwriters obtain a similar agreement from all officers, directors and holders of more than 5% of the Company's outstanding Common Stock (who are not already parties to this Agreement), not to effect any public sale or distribution for such Registrable Securities (except for a sale, after the expiration of the 180-day period following effectiveness of the Company's initial registered public offering, pursuant to Rule 144 or any similar provision then in force) under the Securities Act, during the 90-day, or if in connection with the Company's initial public offering of its common shares the 180-day, period beginning on, the effective date of such underwritten offering; provided, however, that no holder shall be required to refrain (i) from selling Registrable Securities more than once in any 12-month period or (ii) from transferring securities to an affiliate of such holder.

                  (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its reasonable best efforts to cause each director or officer of the Company and each person owning 5% or more of the Company's outstanding Common Stock to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.


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                  (c) Each Stockholder agrees not to effect any public sale or distribution of its Registrable Securities under the Securities Act, during the 90-day period beginning on, the effective date of any underwritten Demand Registration, except as part of such Demand Registration in which the holder requesting registration was permitted to register Registrable Securities in connection therewith and no more than 17.5% of the Registrable Securities so requested to be registered by any holder were excluded from such offering; provided, however, that no holder shall be required to refrain from transferring securities to an affiliate of such holder.

            4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities which shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the United Stated Securities and Exchange Commission ("SEC") to be included therein or if permitted by the rules and forms of the SEC, incorporate such financial statements therein by reference. The Company shall use its best efforts to cause such registration statement to become effective within 90 days of the request for registration (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and subject to the last three sentences of this Section 4(b) hereof, (i) prepare and file with the SEC such amendments to any Demand Registration statement as may be necessary to keep any such Demand Registration statement effective for the period specified herein; (ii) cause the prospectus to such registration statement to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to any Long-Term or Short-Term Registration statement or any amendment thereto; and
(iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the selling holders thereof. Notwithstanding anything to the contrary contained herein, if a Short-Form Registration is used, then the Company shall not be required to take any of the actions described in clauses
(i), (ii) or (iii) in this Section 4(b), with respect to each holder of Registrable Securities to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to each such holder of Registrable Securities to the effect that such holder may not make offers or sales under the Short-Form Registration for a period not to exceed the earlier of 60 days from the date of such


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notice and the Company's first Exchange Act filing after such notice is sent by the Company; provided, however, that the Company may deliver only one such notice within any twelve-month period. The holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such holder and the method of distribution in a post-effective amendment to the Short-Form Registration statement or a supplement to its prospectus. Such holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such holder no longer intends to make offers or sales under the Short-Form Registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus or supplement) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities, and to keep such registration or qualification effective during the period such registration statement is to be kept effective, under such other securities or blue sky laws or such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) promptly notify in writing each seller of such Registrable Securities that has delivered a Registration Notice to the Company and, if requested by such holder, promptly confirm in writing (i) when any amendment or supplement to the prospectus relating to a Demand Registration has been filed with the SEC, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such registration statement or prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and enable certificates for such Registrable Securities to be issued


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for such numbers of shares and registered in such names as the selling holders may reasonably request at least two business days prior to any sale of Registrable Securities;

                  (g) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, use its best efforts to be listed on the National Association of Securities Dealers ("NASD") automated quotation system ("NASDAQ"), and if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to use its best efforts to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (j) subject to the receipt of a confidentiality agreement, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter attorney, accountant or agent in connection with such registration statement;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock


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
included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

                  (n) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions.

            5. Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, expenses and fees of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accounts, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration and any due diligence investigation in connection with such registration and participation in the preparation of any registration statement.

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            6. Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities and its partners,

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affiliates, officers, directors and each Person, if any, who controls any such holder within the meaning of Section 15 of the Securities Act as follows:

                        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such holder, partner, affiliate, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement relating to the holder's Registrable Securities or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in any registration statement relating to the holder's Registrable Securities, if such settlement is effected with the written consent of the Company; and

                        (iii) any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

                        (iv) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company;

provided, however, that the indemnity provided pursuant to this Section 6(a) shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in any registration statement relating to the holder's Registrable Securities or any amendment thereto or the prospectus or any amendment or supplement thereto.

                  (b) Indemnification by Holders. Each holder severally, and not jointly, agrees to indemnify and hold harmless the Company and the other selling holders of Registrable Securities, and each of their respective partners, affiliates, directors and officers (including each director and officer of the Company who signed the

Registration Statement), and each Person, if any, who controls the Company or any other selling holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement relating to Registrable Securities or any amendment thereto or the prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling holder for use therein relating to the holder's status as a selling security holder. Notwithstanding the foregoing, the indemnification obligations under this subparagraph (b), and the contribution obligations under subparagraph (d), of an indemnifying holder of Registrable Securities shall be limited to the amount of net proceeds received by such holder upon the sale of Registrable Securities under the registration statement to which the indemnification obligations relate.

                  (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, except to the extent and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 6(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 6(c).

                  (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling holders of Registrable Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling holders of Registrable Securities, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and such selling holders on the other (in such proportions that the selling holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to this paragraph.

                  Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls a holder of Registrable Securities within the meaning of
Section 15 of the Securities Act and partners, affiliates, directors and officers of such holder shall have the same rights to contribution as such holder, and each director of the Company, each officer of the Company who signed the registration statement and each partner, affiliate or Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

            7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's title to and authority to sell the Registrable Securities and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

            8. Definitions.

                  (a) "EGI" means EGI Fund (01) Investors, LLC, EGI-Fund (00) Investors, LLC, and EGI-Fund (99) Investors, LLC.

                  (b) "Registrable Securities" means (i) any shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock (including Series B Preferred issuable upon exercisable of warrants to purchase Series B Preferred); (ii) other shares of Common Stock owned by the Financial Sponsors; and (iii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Notwithstanding the foregoing, the term Registrable Securities shall exclude (i) Common Stock that has been disposed of under any effective registration statement, (ii) Common Stock sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iii) Common Stock that is held by holders who are not affiliates of the Company that are eligible for sale pursuant to Rule 144(k) under the Securities Act, and (iv) Common Stock held by each holder who is an affiliate of the Company if all of such shares of Common Stock are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person is known by the Company to have the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

                  (c) "Series A Preferred Stock" shall mean those shares of the Company's Series A Preferred Stock, $0.01 par value per share, issued pursuant to the Company's Series A Preferred Stock Purchase Agreement dated as of May 26, 1999, October 3, 2000 and/or November 30, 2000.

                  (d) "Series B Preferred Stock" shall mean those shares of the Company's Series B Preferred Stock, $0.01 par value per share, issued pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of the date hereof.

                  (e) "Tullis-Dickerson" means Tullis-Dickerson Capital Focus III, L.P., TD Origen Capital Fund, L.P. and TD Lighthouse Capital Fund, L.P.

            9. Miscellaneous

                  (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. The Company further represents that it is not a party to any agreement other than this Agreement which grants registration rights for the Company's securities to any Person (other than the Registration Rights Agreement dated May 26, 1999, the Amended and Restated Registration Rights Agreement dated as of October 3, 2000 and the Amended and Restated Registration Rights Agreement dated as of November 30, 2000 each of which is restated by this Agreement).

                  (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (which might include, without limitation, effecting a stock split or a combination of shares).

                  (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendment and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, 60% of the outstanding shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock and a majority of the outstanding shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock; provided that if such amendment or waiver would adversely affect a holder or group of holders of Registrable Securities in a manner different than any other holder or group of holders of Registrable Securities, then such amendment or waiver will require the consent of such holder of Registrable Securities or a majority of the Registrable Securities held by such group of holders adversely affected. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (any one of which may be by facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (i) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or sent by facsimile transmission (confirmed by the facsimile operator). Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the address and/or facsimile number indicated on the signature page hereto and to the Company at the address and/or facsimile number indicated below:

                  Adams Laboratories, Inc.
                  14801 Sovereign Road
                  Fort Worth, Texas  76155-2645
                  Attention:  Mr. John Q. Adams, Sr.
                  Facsimile:  (817) 283-0611

                  With a copy to:

                  Thompson & Knight
                  1700 Pacific Avenue
                  Suite 3300
                  Dallas, TX  75201-4693
                  Attention:  Sam P. Burford, Jr.
                  Facsimile:  (214) 969-1751

Or to such other address and/or facsimile number or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (k) Joinder. Any purchaser of Registrable Securities must become a party to this Agreement upon execution and delivery of a joinder agreement between such purchaser and the holders of at least a majority of the Registrable Securities (excluding the Registrable Securities purchased by such purchaser).

                  (l) Certain Calculations. For purposes of this Agreement, any and all rights exercisable by holders of a specified minimum percentage of Registrable Securities shall be determined on an "as converted" basis. All references to numbers of shares, per share price or other share amounts in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

                                   * * * * * *

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    ADAMS LABORATORIES, INC.


                                    By:   /s/ John Q. Adams
                                         ---------------------------------------
                                    Its:  CEO
                                         ---------------------------------------


                                    EXISTING STOCKHOLDERS:

                                    EGI FUND (00) INVESTORS, L.L.C.

                                    By:   SZ Investments, L.L.C.
                                    Its:  Managing Member

                                    By:   Zell General Partnership, Inc.
                                    Its:  Managing Member


                                    By:  /s/ William Pate
                                         ---------------------------------------


                                    MARQUETTE VENTURE PARTNERS III, L.P.

                                    By:   Marquette III, L.L.C.
                                    Its:  General Partner


                                    By:  /s/ James E. Daverman
                                         ---------------------------------------


                                    /s/ John Q. Adams, Jr.
                                    --------------------------------------------
                                    JOHN Q. ADAMS, JR.

                                    /s/ John Q. Adams, Sr.
                                    --------------------------------------------
                                    JOHN Q. ADAMS, SR.


                                    /s/ Sherri Ann Steinford
                                    --------------------------------------------
                                    SHERRI ANN STEINFORD

                                    JOHN Q. ADAMS, JR. TRUST


                                    By: /s/ Ed Hiebert
                                        ---------------------------------------
                                          Ed Hiebert, Trustee


                                    SHERRI A. STEINFORD TRUST


                                    By: /s/ Ed Hiebert
                                        ---------------------------------------
                                          Ed Hiebert, Trustee


                                    JONATHAN B. BLACK TRUST


                                    By: /s/ Ed Hiebert
                                        ---------------------------------------
                                          Ed Hiebert, Trustee


                                    JASON B. BLACK TRUST


                                    By: /s/ Ed Hiebert
                                        ---------------------------------------
                                          Ed Hiebert, Trustee


                                    JEREMY B. BLACK TRUST


                                    By: /s/ Ed Hiebert
                                        ---------------------------------------
                                          Ed Hiebert, Trustee


                                    JONATHAN B. BLACK TRUST


                                    By: /s/ Sherri Steinford
                                        ---------------------------------------
                                          Sherri Steinford, Trustee


                                    By: /s/ John Q. Adams, Jr.
                                        ---------------------------------------
                                          John Q. Adams, Jr., Trustee


                                    By: /s/ Lary Snodgrass
                                        ---------------------------------------
                                          Lary Snodgrass, Trustee

                                    JASON B. BLACK TRUST


                                    By:   /s/ Sherri Steinford
                                          ______________________________________
                                          Sherri Steinford, Trustee


                                    By:   /s/ John Q. Adams, Jr.
                                          ______________________________________
                                          John Q. Adams, Jr., Trustee


                                    By:   /s/ Lary Snodgrass
                                          ______________________________________
                                          Lary Snodgrass, Trustee


                                    JEREMY B. BLACK TRUST


                                    By:   /s/ Sherri Steinford
                                          ______________________________________
                                          Sherri Steinford, Trustee


                                    By:   /s/ John Q. Adams, Jr.
                                          ______________________________________
                                          John Q. Adams, Jr., Trustee


                                    By:   /s/ Lary Snodgrass
                                          ______________________________________
                                          Lary Snodgrass, Trustee


                                    /s/ A. Paul Knuckley
                                    ______________________________________
                                    A. PAUL KNUCKLEY


                                    /s/ Edwin Hiebert
                                    ______________________________________
                                    EDWIN HIEBERT


                                    LARY SNODGRASS FAMILY LIMITED PARTNERSHIP


                                    By:   /s/ Lary Snodgrass
                                          ______________________________________

                                          Name:  Lary Snodgrass
                                                 _______________________________

                                          Title: General Partner
                                                 _______________________________


                                    /s/ Peter Young
                                    ______________________________________
                                    PETER YOUNG

                                    /s/ T.J. Coolidge
                                    ______________________________________
                                    T.J. COOLIDGE

                                    /s/ Rod Dammeyer
                                    ______________________________________
                                    ROD DAMMEYER

                                    /s/ Peter Richards
                                    ______________________________________
                                    PETER RICHARDS

                                    /s/ Scott Fine
                                    ______________________________________
                                    SCOTT FINE


                                    MJG PARTNERS, L.P.


                                    By:  /s/ Mark Gainor
                                         _______________________________________
                                         Mark Joseph Gainor, Its General Partner


                                    By:  /s/ Elyse Gainor
                                         _______________________________________
                                         Elyse Gainor, Its General Partner


                                    GORDON HIEBERT TRUST


                                    By:  /s/ John Q. Adams, Sr.
                                         _______________________________________
                                         John Q. Adams, Sr., Trustee


                                    DAVID HIEBERT TRUST


                                    By:  /s/ John Q. Adams, Sr.
                                         _______________________________________
                                         John Q. Adams, Sr., Trustee


                                    MICHELLE HIEBERT TRUST


                                    By:  /s/ John Q. Adams, Sr.
                                         _______________________________________
                                         John Q. Adams, Sr., Trustee

                                    AWK CAPITAL PARTNERS, L.P. (d.b.a.
                                    LONESTAR CAPITAL PARTNERS, L.P.

                                    By:   AWK Capital Management, L.P.
                                          (d.b.a. Lonestar Capital
                                          Management, L.P.), its General
                                          Partner

                                    By:   AWK, L.L.C., its General Partner


                                          By: /s/ Aaron W. Kozmetsky
                                             -----------------------------
                                             Aaron W. Kozmetsky,
                                             Its Manager


                                    /s/ Greg Robitaille
                                    -------------------------------
                                    GREG ROBITAILLE


                                    /s/ Matt Soule
                                    -------------------------------
                                    MATT SOULE


                                    TALON OPPORTUNITY FUND, L.P.

                                    By:   Talon Partnership Management,
                                          LLC, Its General Partner


                                          By: /s/ William E. Wolf
                                             ----------------------------
                                             William E. Wolf, a Member

                                    PERSEUS-SOROS BIOPHARMACEUTICAL FUND, L.P.

                                    By:   Perseus-Soros Partners, LLC,
                                          General Partner

                                    By:   SFM Participation, L.P., Member

                                    By:   SFM AH, Inc., General Partner


                                    By:   /s/ Richard D. Holahan, Jr.
                                          ------------------------------
                                          Name: Richard D. Holahan, Jr.
                                          Title:      Secretary


                                    MERRILL LYNCH VENTURES L.P. 2001

                                    By:   Merrill Lynch Ventures LLC
                                          Its General Partner


                                    By:   /s/ Edward J. Higgins
                                          ------------------------------
                                          Name: Edward J. Higgins
                                                ------------------------
                                          Title:      Vice President
                                                ------------------------


                                    EGI-FUND (01) INVESTORS, L.L.C.

                                    By:   SZ Investments, L.L.C.
                                          Its Managing Member

                                    By:   Zell General Partnership, Inc.
                                          Its Managing Member
                                    By: /s/ William Pate
                                        ----------------------------------------
                                       Name: William Pate
                                             -----------------------------------
                                       Title:Vice President
                                             -----------------------------------


                                    TULLIS-DICKERSON CAPITAL FOCUS III,
                                    L.P.

                                    By:   Tullis-Dickerson Partners III, L.L.C.
                                          Its General Partner

                                    By: /s/ Joan P. Neuscheler
                                        ----------------------------------------
                                       Name: Joan P. Neuscheler
                                             -----------------------------------
                                       Title:Principal
                                             -----------------------------------

                                    FAWN CAPITAL PARTNERS

                                    By:
                                        ________________________________________

                                    By: /s/ William E. Wolf
                                        ________________________________________

                                        Name: William E. Wolf
                                              __________________________________

                                        Title: Member
                                               _________________________________

                                    TD ORIGEN CAPITAL FUND, L.P.

                                    By:   TD II Regional Partners, Inc.
                                          Its General Partner

                                    By:  /s/ Joan P. Neuscheler
                                        ________________________________________

                                        Name: Joan P. Neuscheler
                                             ___________________________________

                                        Title: President
                                              __________________________________



                                    TD LIGHTHOUSE CAPITAL FUND, L.P.

                                    By:   TD II Regional Partners, Inc.
                                          Its General Partner

                                    By:  /s/ Joan P. Neuscheler
                                        ________________________________________

                                        Name: Joan P. Neuscheler
                                             ___________________________________

                                        Title: President
                                              __________________________________